UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 7, 2005

YARDVILLE NATIONAL BANCORP

(Exact Name of Issuer as Specified in Charter)

NEW JERSEY (State or Other Jurisdiction of Incorporation or Organization)	000-26086 (Commission File Number)	22-2670267 (I.R.S. Employer Identification Number)

2465 KUSER ROAD, HAMILTON, NEW JERSEY 08690

(Address of Principal Executive Offices)

(609) 585-5100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition.

On November 8, 2005, executives of Yardville National Bancorp (“YNB”) will present information regarding YNB’s business to investors at the Mid-Atlantic 2005 Supercommunity Bank Conference. The slide presentation to be given at this conference is attached hereto as Exhibit 99.1. The foregoing description is qualified by reference to such exhibit.

The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Investor Presentation given November 8, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YARDVILLE NATIONAL BANCORP
Date: November 7, 2005	By: Stephen F. Carman Stephen F. Carman Vice President and Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	Investor Presentation given November 8, 2005

Exhibit 99.1

[INSERT INVESTOR PRESENTATION]